COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 8 – COMMITMENTS AND CONTINGENCIES

The Company is subject, from time to time, to claims by third parties under various legal disputes. The defense of such claims, or any adverse outcome relating to any such claims, could have a material adverse effect on the Company’s liquidity, financial condition and cash flows.

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

Sporting Edge UK

On June 27, 2017, Altitude entered a license agreement with Sporting Edge UK. Sporting Edge UK is the sole and exclusive owner of and has the right to license to the licensee the ability to manufacture and sell rights to the full range of membrane-based systems for the production of reduced oxygen environments and associated services as well as the use of patents and trademarks held by Sporting Edge UK or Vincent.

On January 24, 2019, Altitude and Sporting Edge UK entered into a Revised Licensing Agreement that grants a license to Altitude to use Sporting Edge UK’s proprietary technology related to properly engineered, membrane-based designs for simulated altitude training equipment. The annual license fee under the revised agreement is $1.00 per year. The product line ranges from personal at home use machines to fully integrated environmental rooms and chambers. Altitude has the licensing rights to use all technology to manufacture the products and to sell them (directly or through distributors) in the following territories:

●	The Continent of North America, Central America and South America.

●	Other territories as may be agreed upon from time to time, on a temporary or permanent basis.

All royalty amounts due under the 2017 license agreement were waived. The Company will continue to pay for equipment per the agreement.

16929 Wellness Consultants Inc.

On October 31, 2021, Altitude Wellness LLC and 16929 Wellness Consultants Inc. (“16929 Wellness”) entered into a Management Agreement. As part of the agreement, the Company pays the management of 16929 Wellness a monthly payment of $20,000 until the earlier of six months following the date of the agreement or the day that the monthly management fee from selling franchises is greater than $20,000 per month. 16929 Wellness granted a waiver on the $20,000 payment for November 2021. The Company will pay 16929 Wellness a monthly fee of $1,250 for each franchise that uses Dr. Kenneth JH Lee as a medical director and 20% of all initial franchisee franchise fees (estimated to be $8,000 per franchise purchased. As part of the agreement, 3,000,000 shares of common stock of the Company were issued to 16929 Wellness.

Sandpiper Bay Resort

Altitude Hospitality entered into a Membership Agreement (the “Membership Agreement”) with TMH Worldwide, LLC (the “Franchisor”), through which Altitude Hospitality was granted franchise rights to operate under the “Trademark Collection® by Wyndham” brand. Pursuant to the Membership Agreement, Altitude Hospitality agreed to make certain property improvements. The term of the Membership Agreement is twenty years. Fees due to the Franchisor under the Membership Agreement include a “Combined Fee” of up to 6% of gross revenue during the term of the Membership Agreement. Pursuant to the terms of the Membership Agreement, Altitude Hospitality agreed to pay the Franchisor a nonrefundable fee of $101,000 as an “Affiliation Fee.”

Pursuant to the Revenue Share Agreement, Altitude Hospitality agreed to pay FVP an amount equal to twenty percent (20%) of all net operating income (the “Revenue Share”) for such calendar quarter (on a cumulative basis). The term of the Revenue Share Agreement is ten years, however the Company has an option, upon ten business days’ prior written notice, to terminate the Revenue Share Agreement upon the payment to FVP an amount equal to $2,500,000, plus the amount of all Revenue Share payments accrued through the proposed termination date. See Note 3.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company is subject, from time to time, to claims by third parties under various legal disputes. The defense of such claims, or any adverse outcome relating to any such claims, could have a material adverse effect on the Company’s liquidity, financial condition and cash flows. As of March 14, 2022, the Company did not have any legal actions pending against it.

On June 27, 2017, Altitude entered a license agreement with Sporting Edge UK, Sporting Edge UK is the sole and exclusive owner of and has the right to license to licensee the ability to manufacture and sell rights to the full range of membrane-based systems for the production of reduced oxygen environments and associated services as well as the use of patents and trademarks held by Sporting Edge UK or Vincent.

On January 24, 2019, Altitude and Sporting Edge UK entered into a Revised Licensing Agreement that grants a license to Altitude to use Sporting Edge UK’s proprietary technology related to properly engineered, membrane-based designs for simulated altitude training equipment. The annual license fee under the revised agreement is $1.00 per year. The product line ranges from personal at home use machines to fully integrated environmental rooms and chambers. Altitude has the licensing rights to use all technology to manufacture the products and to sell them (directly or through distributors) in the following territories:

●	The Continent of North America, Central America and South America.

●	Other territories as may be agreed from time to time, on a temporary or permanent basis.

All amounts due under the 2017 license agreement were waived, as were all royalty fees. The Company will continue to pay for equipment per the agreement.

On October 31, 2021, Altitude Wellness LLC and 16929 Wellness Consultants Inc. (“16929 Wellness”) entered into a Management Agreement. As part of the agreement, the Company pays the management of 16929 Wellness a monthly payment of $20,000 until the earlier of six months following the date of the agreement or the day that the monthly management fee from selling franchises is greater than $20,000 per month. 16929 Wellness granted a waiver on the $20,000 payment for November 2021. The Company will pay 16929 Wellness a monthly fee of $1,250 for each franchise that uses Dr. Kenneth JH Lee as a medical director and 20% of all initial franchisee franchise fees (estimated to be $8,000 per franchise purchased. As part of the agreement, 3,000,000 shares of common stock of the Company were issued to 16929 Wellness.